Exhibit 99.1
For More Information
Investor Contacts:
Suzanne Craig
The Blueshirt Group for SMART Modular Technologies
415-217-7722
Suzanne@blueshirtgroup.com
Barry Zwarenstein
CFO, Senior Vice President
SMART Modular Technologies
510-624-8134
Barry.Zwarenstein@smartm.com
SMART Modular Technologies Raises First Quarter Fiscal Year 2010 Guidance
•	GAAP diluted EPS expected to be $0.04 to $0.06
•	Non-GAAP diluted EPS expected to be $0.06 to $0.08
NEWARK, CA — November 11, 2009 — SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”) (Nasdaq: SMOD), a leading independent manufacturer of memory modules, solid state storage products including SSDs, embedded computing subsystems, and display products, today announced that it is raising its guidance for the first quarter of fiscal 2010 based on the Company’s preliminary review of its anticipated financial performance.
The Company expects to report GAAP diluted net income per share in the range of $0.04 to $0.06 for the first quarter of fiscal 2010, substantially exceeding its previous guidance of ($0.01) to $0.01 per share announced on October 1, 2009. Non-GAAP diluted net income per share is expected to be in the range of $0.06 to $0.08, a substantial increase to the previous guidance provided by the Company of $0.02 to $0.04.
The Company expects to report net sales in the range of $110 to $120 million, more than 10% higher than the previous guidance of $98 to $105 million. Gross profit is expected to be in the range of $24 to $26 million, approximately 20% higher than the previous guidance of $20 to $22 million.
The improved guidance is primarily driven by growth in end user demand, particularly in the PC and enterprise markets.
Please refer to the Non-GAAP Information section and the “Reconciliation of Q1 FY2010 Guidance for Non-GAAP Financial Measures” table below for further detail.

No conference call will be held in conjunction with this revised guidance. Additional information for the first quarter of fiscal 2010 will be available when SMART reports its quarterly financial results in December.
Forward-Looking Statements
Statements contained in this press release that are not statements of historical fact, including any statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “projects,” “intends” or similar words that describe the Company’s or its management’s future expectations, plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. From time to time, we also may provide oral or written forward-looking statements in other materials we release to the public. These forward-looking statements include projections and expectations regarding the Company’s revenues and financial performance, benefits associated with operational efficiencies, the DRAM market, new product introductions, and customer demand for products.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, the post-closing integration of the businesses and product lines of SMART and Adtron, production or manufacturing difficulties, competitive factors, new products and technological changes, difficulties with or delays in the introduction of new products, fluctuations in product prices and raw material costs and availability, dependence upon third-party vendors, customer demand (particularly from key customers), changes in industry standards or release plans, fluctuations in the quarterly effective tax rate, possible increases in previously estimated restructuring charges, lower than anticipated savings from restructuring, possible future restructuring plans, higher anticipated costs from increasing capacity, changes in foreign currency exchange rates and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission including the Company’s recently filed Annual Report on Form 10-K for the fiscal year ended August 28, 2009. Such risk factors as outlined in these reports may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. Investors are cautioned not to place undue reliance on any forward-looking statements. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise or be discovered after the date of this press release.

About SMART
SMART is a leading independent designer, manufacturer and supplier of electronic subsystems to original equipment manufacturers, or OEMs. SMART offers more than 500 standard and custom products to OEMs engaged in the computer, industrial, networking, gaming, telecommunications and embedded application markets. Taking innovations from the design stage through manufacturing and delivery, SMART has developed a comprehensive memory product line that includes DRAM, SRAM, and Flash memory in various form factors. SMART also offers high performance, high capacity SSDs for enterprise, defense/aerospace, industrial automation, medical, and transportation markets. SMART’s Display Products Group designs, manufactures, and sells thin film transistors (TFT) liquid crystal display (LCD) solutions to customers developing casino gaming systems as well as embedded applications such as kiosk, ATM, point-of-service, and industrial control systems. SMART’s presence in the U.S., Europe, Asia, and Latin America enables it to provide its customers with proven expertise in international logistics, asset management, and supply-chain management worldwide. See www.smartm.com for more information.
Non-GAAP Information
Certain non-GAAP financial measures are included in this press release, including non-GAAP net income and non-GAAP net income per diluted share. Non-GAAP financial results do not include stock-based compensation expense and other infrequent or unusual items. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance. By excluding these charges, as well as the related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART’s core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results and to plan and forecast future periods. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with generally accepted accounting principles. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies. Investors are encouraged to review the reconciliations of GAAP to non-GAAP financial measures, which are included below.

Reconciliation of Q1 FY2010 Guidance for Non-GAAP Financial Measures
(In millions, except per share data; unaudited)

	Three Months Ending November 27, 2009
	Non-GAAP				GAAP
	Range of Estimates				Range of Estimates
	From	To	Adjustments		From	To

Net income	$3.6	$4.9	$0.9	(a)	$2.7	$4.0

Net income per diluted share	$0.06	$0.08			$0.04	$0.06

Shares used in computing net income per diluted share	64.0	64.0			64.0	64.0

(a)	Reflects an estimated $1.7 million adjustment for stock-based compensation expense, offset by a $0.8 million net gain on the repurchase and retirement of a portion of long-term debt.

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